Exhibit 99.1

PR Media:                                        Financial:
Jeff Weir                                        Jim Foltz
National Semiconductor                           National Semiconductor
(408) 721-5199                                   (408) 721-5693
jeff.weir@nsc.com                                invest.group@nsc.com

NATIONAL SEMICONDUCTOR REPORTS $65.8 MILLION PROFIT
AND 11 PERCENT INCREASE IN SALES FOR SECOND QUARTER, FY2004

o Q2 GAAP earnings are 34 cents per share, more than double Q1's earnings of 15 cents
o    Gross margin improved to 50.1%, up from 47.2% in Q1
o Q2 revenues reached $473.5 million, an 11% increase from Q1's $424.8 million
o    Q2 bookings rose 29%, reflecting broad-based demand for analog products
o    Company anticipates 3% to 5% sequential revenue growth in Q3

SANTA CLARA, Calif., December 4, 2003 - National Semiconductor Corporation (NYSE:NSM) today reported a GAAP profit of $65.8 million, or 34 cents per share, on revenues of $473.5 million for the second quarter of fiscal 2004, which ended November 23. National's sales were 12 percent higher than the second quarter of fiscal 2003 and 11 percent higher than the first quarter of fiscal 2004, when the company reported revenues of $424.8 million and earnings of 15 cents per share. National's second quarter net results included special charges of $6 million for severances and exits of leased facilities in connection with cost-reduction activities. Without these charges, National would have reported net after-tax income of $71.1 million, or earnings of 36 cents per share.

"Sales are up, expenses are down and our profits doubled from the first quarter. We are ahead of the goals we set for ourselves," said Brian L. Halla, National's chairman, president and CEO. "As a result of this, we achieved a 19 percent return on invested capital in the quarter."

Gross margins increased by 2.9 percentage points in the second quarter to 50.1 percent, up from the 47.2 percent gross margin reported in Q1 and 42.9 percent gross margin reported in Q2 of fiscal 2003. With factory utilization above 90 percent, the company continues to drive improvements in product mix and average selling prices. During the quarter, the company also completed $400 million of stock repurchases under a program announced in July 2003.

STRONG BOOKINGS IN Q2
"This was National's strongest bookings quarter in three years," Halla said. "We saw strength with key customers in vertical markets, as well as in the broad-based distribution markets."

Worldwide bookings increased 29 percent sequentially in Q2 and 36 percent year-to-year. Second quarter bookings significantly exceeded billings. In National's key product lines, orders for audio and power management products grew substantially more than the company average. Orders for portable power management products led the company in year-to-year growth and nearly doubled last year's order rate. The company's bookings were driven by increased demand for notebooks, PCs, displays and wireless handsets as well as strong demand from the distribution channel, where orders increased more than 30 percent sequentially from Q1. Geographically, National experienced across-the-globe strength in regional analog orders with noteworthy gains in North America and Asia Pacific.

POSITIVE OUTLOOK FOR Q3 2004
In addition to seeing overall strength in bookings throughout the second quarter, National started the third quarter with a higher opening backlog. National's guidance for the third quarter of FY 2004 is for revenues to grow 3 to 5 percent sequentially. Consistent with this growth, gross margins are expected to improve slightly. The company expects operating expenses comparable to or slightly higher than the second quarter. Historically, third quarter revenues have typically decreased due to seasonal patterns following the holiday buying season. The company's third quarter of FY 2004 ends on Feb. 29 and will include 14 calendar weeks instead of the normal 13 weeks.

SUMMARY OF RESULTS
-------------------------------------------------------------------------------
                                For 3 months ended        For 3 months ended
                                  November 23, 2003        November 24, 2002

Net sales                           $473.5 million          $422.3 million
Net income                          $ 65.8 million          $  6.2 million
Earnings per share diluted          $ 0.34                  $ 0.03

Net income,
Excluding special item in fiscal
2004 and none in fiscal 2003        $ 71.1 million          $  6.2 million

Earnings per share,
Excluding special item in fiscal
2004 and none in fiscal 2003        $ 0.36                  $ 0.03
-------------------------------------------------------------------------------

SPECIAL NOTE
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the third quarter, the degree of factory utilization, the successful construction of our Suzhou assembly and test facility, the successful sale of inventories at existing prices, and the ramp up of recently introduced products. Other risk factors are included in the Companys 10-K for the year ended May 25, 2003 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations) and the 10-Q dated August 24, 2003.

ABOUT NATIONAL SEMICONDUCTOR
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, imaging sensors and data conversion solutions. National's key markets include wireless handsets, displays, PCs, networks and a broad range of portable applications. With headquarters in Santa Clara, California, National reported sales of $1.67 billion for fiscal 2003, which ended May 25, 2003. Additional company and product information is available at www.national.com.

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share amounts)


                                                          Three Months Ended             Six Months Ended
                                                       --------------------------     -------------------------
                                                       Nov. 23,      Nov. 24,         Nov. 23,     Nov. 24,
                                                          2003         2002              2003         2002
                                                       ------------ -------------     ------------ ------------
  Net sales                                               $ 473.5      $ 422.3           $ 898.3      $ 842.9
  Operating costs and expenses:
    Cost of sales                                           236.5        241.2             460.9        479.5
    Research and development                                 83.2        107.1             175.3        217.8
    Selling, general and administrative                      72.8         68.3             141.2        138.2
    Special items                                             6.0          0.7              18.6          0.7
                                                       ------------ -------------     ------------ ------------

  Total operating costs and expenses                        398.5        417.3             796.0        836.2
                                                       ------------ -------------     ------------ ------------

  Operating income                                           75.0          5.0             102.3          6.7
  Interest income, net                                        2.5          3.6               5.6          7.7
  Other income (expense), net                                (2.7)        (0.4)              2.8         (1.9)
                                                       ------------ -------------     ------------ ------------

  Income before taxes and cumulative effect
    of a change in accounting principle                      74.8          8.2             110.7         12.5
  Income tax expense                                          9.0          2.0              13.3          5.0
                                                       ------------ -------------     ------------ ------------

  Income before cumulative effect of a
    change in  accounting principle                          65.8          6.2              97.4          7.5
  Cumulative effect of a change in accounting
    principle including tax effect of $0.2 million            -            -                (1.9)         -
                                                       ------------ -------------     ------------ ------------

  Net income                                             $   65.8     $    6.2          $   95.5     $    7.5
                                                       ============ =============     ============ ============

  Earnings per share:
  Income before cumulative effect of a change
    in accounting principle:
       Basic                                             $  0.37    $    0.03           $  0.53     $   0.04
       Diluted                                           $  0.34    $    0.03           $  0.50     $   0.04

  Net income:
       Basic                                             $  0.37    $    0.03           $  0.52     $   0.04
       Diluted                                           $  0.34    $    0.03           $  0.49     $   0.04

  Selected income statement ratios as a percentage of sales
       Gross margin                                        50.1%        42.9%             48.7%        43.1%
       Research and development                            17.6%        25.4%             19.5%        25.8%
       Selling, general and administrative                 15.4%        16.2%             15.7%        16.4%
       Net income                                          13.9%         1.5%             10.6%         0.9%
       Effective tax rate                                  12.0%        N/A               12.0%       N/A


NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS  (Unaudited)
(in millions)

                                                                      Nov. 23,                        May 25,
                                                                        2003                           2003
                                                                 --------------------            -------------------
  ASSETS
   Current assets:
      Cash and cash equivalents                                           $   513.5                      $   802.2
      Short-term marketable investments                                       184.8                          113.2
      Receivables                                                             166.1                          137.1
      Inventories                                                             167.3                          142.2
      Deferred tax assets                                                      66.0                           66.0
      Other current assets                                                     26.6                           20.5
                                                                 --------------------            -------------------

      Total current assets                                                  1,124.3                        1,281.2

   Net property, plant and equipment                                          679.5                          680.7
   Goodwill                                                                   173.3                          173.3
   Other assets                                                                99.6                          109.4
                                                                 --------------------            -------------------

   Total assets                                                            $2,076.7                       $2,244.6
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Current portion of long-term debt                                 $      22.4                    $       2.3
      Accounts payable                                                        108.2                          107.0
      Accrued expenses                                                        188.0                          192.3
      Income taxes payable                                                     54.6                           49.6
                                                                 --------------------            -------------------

      Total current liabilities                                               373.2                          351.2

   Long-term debt                                                               -                             19.9
   Other noncurrent liabilities                                               180.9                          167.5
                                                                 --------------------            -------------------

      Total liabilities                                                       554.1                          538.6
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                             89.0                           91.8
      Additional paid-in capital                                            1,177.3                        1,451.3
      Retained earnings                                                       372.7                          277.2
      Accumulated other comprehensive loss                                   (116.4)                        (114.3)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            1,522.6                        1,706.0
                                                                 --------------------            -------------------

   Total liabilities and shareholders' equity                              $2,076.7                       $2,244.6
                                                                 ====================            ===================

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

                                                                                     Six Months Ended
                                                                           --------------------------------------
                                                                               Nov. 23,              Nov. 24,
                                                                                 2003                   2002
                                                                            ---------------         --------------
      Cash flows from operating activities:
      Net income                                                                 $  95.5              $     7.5
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Cumulative effect of a change in accounting principle                       1.9                    -
         Depreciation and amortization                                             107.3                  113.8
         Gain on investments                                                        (3.0)                  (0.5)
         Share in net losses of equity-method investments                            7.7                    6.1
         Loss on disposal of equipment                                               2.2                    1.6
         Noncash special items                                                       4.5                    0.7
         Other, net                                                                  2.4                    0.3
         Changes in certain assets and liabilities, net:
            Receivables                                                            (21.4)                 (12.6)
            Inventories                                                            (29.7)                  (8.0)
            Other current assets                                                    (6.3)                  (9.8)
            Accounts payable and accrued expenses                                  (14.6)                 (15.8)
            Income taxes payable                                                     5.0                    8.6
            Other noncurrent liabilities                                            11.1                    7.3
                                                                           ---------------         --------------
      Net cash provided by operating activities                                    162.6                   99.2
                                                                           ---------------         --------------
      Cash flows from investing activities:
      Purchase of property, plant and equipment                                    (99.0)                 (98.3)
      Sale and maturity of available-for-sale securities                           314.0                  300.1
      Purchase of available-for-sale securities                                   (386.7)                (290.2)
      Sale of investments                                                            7.2                    8.7
      Sale of equipment                                                              -                      2.3
      Business acquisition, net of cash aquired                                      -                    (11.0)
      Investment in nonpublicly traded companies                                    (1.7)                 (16.7)
      Funding of benefit plan                                                       (4.5)                  (3.6)
      Other, net                                                                     1.1                   (1.3)
                                                                           ---------------         --------------
      Net cash used by investing activities                                       (169.6)                (110.0)
                                                                           ---------------         --------------
      Cash flows from financing activities:
      Repayment of debt                                                             (1.8)                  (3.5)
      Issuance of common stock                                                     120.1                   19.4
      Purchase and retirement of treasury stock                                   (400.0)                   -
                                                                           ---------------         --------------
      Net cash (used by) provided by financing activities                         (281.7)                  15.9
                                                                           ---------------         --------------
      Net change in cash and cash equivalents                                     (288.7)                   5.1
      Cash and cash equivalents at beginning of period                             802.2                  681.3
                                                                           ---------------         --------------
      Cash and cash equivalents at end of period                                 $ 513.5                $ 686.4
                                                                           ===============         ==============

PART I.  FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(in millions, except per share amounts)

                                                            Three Months Ended             Six Months Ended
                                                         ---------------------------    -------------------------
                                                           Nov. 23,     Nov. 24,        Nov. 23,     Nov. 24,
                                                             2003          2002            2003         2002
                                                         -------------- ------------    ------------ ------------
Earnings per share:
         Basic                                            $  0.37      $  0.03          $  0.52    $   0.04
         Diluted                                          $  0.34      $  0.03          $  0.49    $   0.04

Net income used in basic and diluted
         earnings per share calculation                   $ 65.8        $ 6.2           $ 95.5      $  7.5

Weighted-average shares:
         Basic                                             180.1        181.3            182.3       181.0
         Diluted                                           195.5        182.0            193.7       184.5


NOTES TO FINANCIAL STATEMENTS:
(in millions, except per share amounts)

Reconciliation of net income as reported to net income excluding special item:

                                                         Three Months Ended
                                                     --------------------------
                                                              Nov. 23,
                                                                2003
                                                     --------------------------
   Net income as reported                                    $    65.8
   Add back:
       Special item - Cost reduction actions, net
         of tax effect of $0.7 million                             5.3
                                                     --------------------------

   Net income excluding special item                         $    71.1
                                                     ==========================

   Earnings per share:
       Basic                                                   $  0.39
       Diluted                                                 $  0.36
   Weighted-average shares:
       Basic                                                     180.1
       Diluted                                                   195.5

                                                           Three Months Ended             Six Months Ended
                                                         ---------------------------    -------------------------
                                                           Nov. 23,     Nov. 24,        Nov. 23,     Nov. 24,
                                                            2003          2002            2003         2002
                                                         -------------- ------------    ------------ ------------
  Special items
  -------------
  Cost reduction items                                      $   6.0        $   -            $ 14.6      $   -
  Disposition of IA business                                    -              -               4.0          -
  In-process research and development charges                   -              0.7             -            0.7
                                                         -------------- ------------    ------------ ------------
    Total special items                                      $  6.0         $  0.7          $ 18.6       $  0.7
                                                         ============== ============    ============ ============

  Interest income, net

  Interest income                                            $  2.7         $  4.1          $  5.9       $  8.6
  Interest expense                                             (0.2)          (0.5)           (0.3)        (0.9)
                                                         -------------- ------------    ------------ ------------
    Interest income, net                                     $  2.5         $  3.6          $  5.6       $  7.7
                                                         ============== ============    ============ ============

  Other income(expense), net

  Net intellectual property income                         $    -          $   2.5         $   8.0      $   4.1
  Gain(loss) on investments                                     0.7           (0.2)            3.0          0.5
  Share in net losses of equity-method
    investments                                                (2.9)          (2.5)           (7.7)        (6.1)
  Other                                                        (0.5)          (0.2)           (0.5)        (0.4)
                                                         -------------- ------------    ------------ ------------
    Total other income (expense), net                       $  (2.7)       $  (0.4)        $   2.8      $  (1.9)
                                                         ============== ============    ============ ============
